UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 11, 2003

Commission File Number 1-9947

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	06-0853807
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

5 Waterside Crossing Windsor, Connecticut	06095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (860) 298-9692

Item 7.  Financial Statements and Exhibits.

(c)                            Exhibits

99.1                   News Release titled “TRC Updates Status of Year-End Audit and Announcement of Fiscal 2003 Results,” dated September 11, 2003.

Item 12.  Results of Operations and Financial Condition.

On September 11, 2003, TRC Companies, Inc. issued a news release related to the status of the year-end audit and delay in announcing fiscal 2003 results.  A copy of that news release is attached hereto as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 17, 2003	TRC Companies, Inc.

		By:	/s/	John W. Hohener
John W. Hohener
Senior Vice President and Chief Financial Officer